UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2009

Vision-Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20970	13-3430173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Ramland Road South Orangeburg, NY	10962
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 365-0600

__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14[a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Failure to Satisfy a Continued Listing Rule or Standard.

(b) On May 15, 2009, Vision-Sciences, Inc. (the “Company”) notified The Nasdaq Stock Market, Inc. that it was not in compliance with NASD Rule 5605(c)(2)(A) as a result of the vacancy on the Company’s Board of Directors (the “Board”) caused by Mr. John J. Wallace resigning from the Board and the Audit Committee of the Board effective May 15, 2009.

NASD Rule 5605(c)(2)(A) requires the Company’s Audit Committee to have at least three independent members (as defined by NASD Rule 5605(a)(2) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934), at least one of whom is an audit committee financial expert.  Mr. Wallace was one of the three independent directors on the Audit Committee and was the Audit Committee financial expert for purposes of, and in accordance with, NASDAQ and Securities and Exchange Commission rules.  Effective May 18, 2009, Mr. David Anderson an independent board member and chairman of the audit committee was recognized by the Company’s board as the audit committee financial expert until his successor as financial expert is elected and appointed..

On May 15, 2009, the Company received a letter from Nasdaq stating that the Company is not in compliance with the Nasdaq’s audit committee requirements due to such vacancy and stating that the Company is required to cure by November 11, 2009.

The Company intends to fill the vacancy on the Board and the Audit Committee and cure all such non-compliance by the Company’s annual stockholder’s meeting scheduled for September 3, 2009, and within the cure period provided under NASDAQ Rule 5605(d)(4).

Item 5.02. Departure of Director

(b) As described above, on May 13, 2009, Mr. Wallace, a member of the Board, notified the Company of his resignation from the Board, the Audit Committee and the Nomination Committee effective May 15, 2009.  Mr. Wallace resigned for personal reasons.  Mr. Wallace’s resignation was not caused by any disagreement with the Company, the management of the Company or the Board.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1    Copy of the Company’s press release dated May 18, 2009 publicly notifying Nasdaq of director resignation.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained herein shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Vision-Sciences, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION-SCIENCES, INC.

By:	/s/ Ron Hadani
	Name:	Ron Hadani
	Title:	President and Chief Executive Officer

Date:  May 18, 2009

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